UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 30, 2021
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in a Registrant’s Certifying Accountant
On September 30, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Greenlight Capital Re, Ltd. (the “Registrant”) approved the appointment of Deloitte Ltd. (“Deloitte”) as the Registrant’s independent registered public accounting firm for the Registrant’s fiscal year ending December 31, 2022. The appointment of Deloitte is subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter. BDO USA, LLP (“BDO”), the Registrant’s current independent registered public account firm, has served as the Registrant’s auditor since 2006. Earlier this year, as a matter of good governance, the Audit Committee invited several registered public accounting firms, including BDO, to participate in an evaluation process to consider a potential audit firm rotation. BDO will continue as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2021. In connection with the appointment of Deloitte, the Registrant dismissed BDO as auditor of the Registrant, to be effective immediately following the filing of the Registrant’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021.
BDO’s reports on the Registrant’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2020 and 2019, and the subsequent interim periods through September 30, 2021, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Registrant and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in its reports, and no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Registrant has requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of BDO’s letter, dated October 4, 2021, is filed as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended December 31, 2020 and 2019 and the subsequent interim periods through September 30, 2021, neither the Registrant nor anyone on its behalf consulted with Deloitte regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that Deloitte concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or financial reporting issue, or any matter that was the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

16.1	Letter from BDO USA, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Neil Greenspan
Name:	Neil Greenspan
Title:	Chief Financial Officer
Date:	October 5, 2021